UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2010

Vu1 CORPORATION

(Exact Name of Registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-21864	84-0672714
(Commission File Number)	(IRS Employer Identification No.)

557 Roy Street Suite 125 Seattle, WA 98109
(Address of principal executive offices)

(888) 985-8881
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995:  This report contains forward-looking statements identified by the use of words such as should, believes, plans, goals, expects, may, will, or the negatives thereof, and other variations thereon or comparable terminology.  Such statements are based on currently available information which management has assessed but which is dynamic and subject to rapid change due to risks and uncertainties that affect our business, including, but not limited to, our ability to obtain the necessary funding required for our operations, the future demonstration and commercial availability of our light bulb, timing for submission of our light bulb to certification and certification results, timing for bulb production, manufacturing capability of our facility, future interest of channel partners and distributors, our strategic planning and business development plans, future applications of the technology, the viability, pricing and acceptance of our products in the market., risks in product and technology development, international expansion, the impact of competitive products and pricing, changing economic conditions, including foreign currency fluctuations, and other risks detailed from time to time in our filings with the U.S. Securities and Exchange Commission.  Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact and may be forward-looking statements.  Forward-looking statements involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated.

Note: Information in this current report furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.  The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this current report contains material investor information that is not otherwise publicly available.

Management of Vu1 Corporation hosted a Business Update conference call on July 15, 2010. The transcript of the call is attached hereto and will also be posted on Vu1’s website at www.vu1.com.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Transcript of Business Update Conference Call held on July 15, 2010 of Vu1 Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vu1 Corporation

Date: July 20, 2010	By:	/s/ Matthew DeVries
Matthew DeVries
Chief Financial Officer